UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2012

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139774	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

106 Cattlemen Road
Sarasota, Florida  34232
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

In connection with the appointment of Mel Interiano as Chief Executive Officer, the Company’s consulting agreement with VM5 Ventures, LLC was terminated as of March 31, 2012. This consulting agreement was filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012.

Item 3.02	Unregistered Sales of Equity Securities

The Company sold 250,000,000 shares of its common stock for aggregate cash consideration of $2,481,168 and settlement of accrued and unpaid salary and expenses to an employee.

In addition, the Company issued 50,000,000 shares of its common stock in conversion of $500,000 of outstanding convertible debt due July 1, 2012. In connection with this conversion, the remaining $500,000 of principal outstanding under the convertible notes was restructured to extend the maturity date to July 1, 2013 and to change the conversion price of the outstanding principal to $.02 per share. The form of the convertible notes as restructured was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company appointed Mel Interiano as Chief Executive Officer and has agreed to a compensatory arrangement with him in that regard. Pursuant to that arrangement, the CEO will earn an annual salary of $300,000, a monthly stipend of $2,000 for certain expenses and will be granted a stock option on 25,000,000 shares of common stock on the same terms as other employee options. In the board’s discretion and subject to meeting certain specified performance objectives, the CEO may earn a performance bonus of up to 100% of his salary. In addition, so long as Mr. Interiano remains employed as CEO and the Company’s top-line revenue increases by at least $10 million every six months, the stock option granted to VM5 Ventures (a consulting firm in which Mr. Interiano is an owner) will continue to vest.  The Company and the CEO intend to enter into a written employment agreement that includes these terms in the next thirty days.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro Forma financial information.

Not applicable

(c)	Shell company transactions

Not applicable

(d)	Exhibits

Exhibit Number                                      Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Date: April 12, 2012	By:	/s/ Patricia C. Meringer
Patricia C. Meringer
Secretary